Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent events
2 7 .	Subsequent events
a) Subscription of private equity fund
On April 24, 2020, the Group subscribed to a private equity fund for RMB35,600, with a term of seven years. The private equity fund is going to invest into a partnership that targets to invest in real estate to earned fixed income. The general partner of the partnership is Jimu Group.
b) Share transfer of Beijing Xuanji
On April 30, 2020, Pintec Beijing WFOE, Beijing Xuanji and Beijing Xuanji’s two nominee shareholders entered into an agreement to terminate the VIE agreements entered into during the Reorganization. Immediately after this termination agreement, Beijing Xuanji’s two nominee shareholders transferred 80% and 20% of Beijing Xuanji’s equity interest to a third party and Shenzhen Xiaogang, respectively. Meanwhile, this third party entered into a two years period concerted action agreement to vote based on Shenzhen Xiaogang decision. The consideration for 80% of share transfer was RMB24,000.
c) Subsequent related party transaction
Subsequent to December 31, 2019, the Group continued to provide net cash advance to Jimu Group of RMB 39,675 and make payment of guarantee deposit to Jimu Group of RMB6,920 before Jimu Group announced its exit from its online lending platform business in February 2020.
d) Impact from novel corona virus
Subsequent to December 31, 2019,
COVID-19
has spread rapidly to many parts of China and other parts of the world. The pandemic has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and elsewhere.
Substantially all of the Group’s revenue and workforce are concentrated in China. Consequently, the
COVID-19
outbreak may materially adversely affect our business operations and the Group’s financial condition and operating results for 2020, including but not limited to material negative impact to the Group’s total revenues, slower collection of accounts receivables and additional allowance for doubtful accounts and significant downward adjustments or impairment to the Group’s long-term investments.
The Group has taken several steps to further strengthen its financial position, maintain financial liquidity and flexibility, including, suspending its share repurchase program, continuing to focus on the implementation of its cost control initiatives to further improve its operating efficiency.
As COVID-19 pandemic is complex and rapidly evolving, the Group’s plans as described above may change. At this point, the Group cannot reasonably estimate the duration and severity of this pandemic, which could have a material adverse impact on the Group’s business, results of operations, financial position and cash flows. Because of the significant uncertainties surrounding the COVID-19 outbreak, the extent of the business disruption and the related financial impact cannot be reasonably estimated at this time.